EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Z3 Enterprises, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

• the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

• the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 18, 2011

By: /s/ Quentin Ponder

Quentin Ponder

CEO and President,

(Principal Executive Officer and
Principal Financial Officer)